SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2004

STERLING CONSTRUCTION COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-19450 (Commission file number)	25-1655321 (IRS Employer Identification No.)

2751 Centerville Road Suite 3131 Wilmington, Delaware (Address of principal executive offices)	19803 (Zip code)

(817) 416-0717
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition
SIGNATURE
INDEX TO EXHIBITS
Financial Results For Fiscal 2003

Item 12. Results of Operations and Financial Condition

On March 25, 2004 Sterling Construction Company, Inc. issued a press release announcing results for its fiscal year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Maarten D. Hemsley
Maarten D. Hemsley
Chief Financial Officer

INDEX TO EXHIBITS

99.1	STERLING CONSTRUCTION COMPANY, INC. REPORTS FINANCIAL RESULTS FOR FISCAL 2003